UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.______)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

CORENERGY INFRASTRUCTURE TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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1100 Walnut, Suite 3350
Kansas City, Missouri 64106
April 17, 2015
Dear Fellow Stockholder:
You are cordially invited to attend the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc. (the “Company”) on May 19, 2015 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Marquise room on the fourth floor.
At the meeting, you will be asked to (i) elect two directors of the Company, (ii) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015, and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof, as more fully discussed in the enclosed proxy statement.
Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Company’s proxy statement, which gives detailed information about the proposals and why the Company’s Board of Directors recommends that you vote to approve each of the proposals, the actual proxy for you to sign and return and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2014, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-699-CORR (2677).
Your vote is important. Please sign and return your proxy card in the enclosed envelope, or vote your shares by telephone or via the Internet, to ensure that your shares will be represented and voted at the meeting even if you cannot attend. Even if you plan to attend the meeting, you are urged to sign and return the enclosed proxy card, or to vote your shares by telephone or via the Internet in accordance with the instructions on the enclosed proxy card.

Sincerely,

David J. Schulte
Chief Executive Officer

CORENERGY INFRASTRUCTURE TRUST, INC.
ANSWERS TO SOME IMPORTANT QUESTIONS
Q.     WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?
A.    This proxy contains two proposals from the Company: (i) to elect two directors to serve until the Company’s 2018 annual meeting of stockholders; and (ii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2015.
Q.     HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?
A.     The Board of Directors unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.
Q.     HOW CAN I VOTE?
A.     Voting is quick and easy. You may vote your shares via the Internet, telephone or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package.
You may also vote in person if you are able to attend the meeting (subject to obtaining a legal proxy from the broker, bank or other nominee that holds your shares of record, if applicable). However, even if you plan to attend the meeting, we urge you to cast your vote utilizing one of the other options to ensure your vote is counted should your plans change.
The foregoing summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-877-699-CORR (2677).

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut, Suite 3350
Kansas City, Missouri 64106
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of CorEnergy Infrastructure Trust, Inc.:
NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CorEnergy Infrastructure Trust, Inc., a Maryland corporation (the “Company”), will be held on May 19, 2015 at 10:00 A.M. Central Time, at 1100 Walnut Street, Kansas City, Missouri in the Marquise room on the fourth floor for the following purposes:

1.	To elect two directors of the Company each of whom will hold office for a term of three years and until their successors are duly elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and

3.	To consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
Stockholders of record as of the close of business on April 6, 2015 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting). If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors of the Company,

Rebecca M. Sandring Secretary
April 17, 2015
Kansas City, Missouri
All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (with postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

CORENERGY INFRASTRUCTURE TRUST, INC.
1100 Walnut, Suite 3350
Kansas City, Missouri 64106
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
April 17, 2015
This proxy statement is being sent to you by the Board of Directors of CorEnergy Infrastructure Trust, Inc. (the “Company”). The Board of Directors is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 19, 2015 (the "Annual Meeting"), by the proxy holders designated by the Board of Directors and named therein.
This proxy statement, the enclosed proxy and the Company’s Annual Report to stockholders for the fiscal year ended December 31, 2014, which includes the information required by Rule 14a-3 of the Securities Exchange Act of 1934, are first being mailed to stockholders on or about April 17, 2015.
The Company’s reports filed with the Securities and Exchange Commission (“SEC”) can be accessed on the Company’s website, http://corenergy.corridortrust.com, or on the SEC’s website (www.sec.gov).
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 19, 2015: This proxy statement, along with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2014, is available on the internet at http://corenergy.corridortrust.com/annual-proxy.cfm. On this site, you will be able to access the proxy statement for the Annual Meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

VOTING AT THE ANNUAL MEETING
Record Date and Outstanding Stock
The Board of Directors has fixed the close of business on April 6, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof as set forth in this proxy statement. As of Record Date, the Company had 46,623,992 shares of its common stock, par value $0.001 per share (the “Common Stock”) issued and outstanding.
Quorum Requirement
The presence, in person or by proxy, of stockholders entitled to cast a majority of the total number of votes entitled to be cast at the Annual Meeting constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the Annual Meeting that are not voted, or abstentions, and broker non votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares, as described below) will be treated as shares that are present at the meeting but have not been voted.
If a quorum is not present in person or by proxy at the meeting, or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the Annual Meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the meeting.
How Proxies Will Be Voted
All proxies solicited by the Board of Directors of the Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.
How to Vote Your Shares
You may vote your shares the Annual Meeting:

•	Via the Internet using the website indicated on the enclosed proxy card;

•	By telephone using the number indicated on the enclosed proxy card;

•	By completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package; and

•	You may also vote in person if you are able to attend the Annual Meeting.
Votes Required for Approval; No Dissenters’ Rights
Assuming the presence of a quorum, the vote required to approve each of the proposals at the Annual Meeting is as follows:

•
The affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting is required for the election of the Board of Directors’ two nominees for election as directors under Proposal 1.

•
The affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting is required for approval of Proposal 2, ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2015.

Each share of Common Stock is entitled to one vote with respect to those matters upon which such share is to be voted. No cumulative voting rights are authorized and dissenters’ rights are not applicable to any of these matters.

Special Notice Regarding Shares Held in Broker Accounts
Under New York Stock Exchange (“NYSE”) Rule 452, NYSE member organizations are prohibited from giving a proxy to vote with respect to "non-routine" matters such as (i) an election of directors, (ii) any proposal related to executive compensation (including any stockholder advisory votes on the approval of executive compensation) or (iii) an authorization to implement an equity compensation plan, or any material revision to the terms of any existing equity compensation plan, without receiving voting instructions from a beneficial owner. Therefore, brokers will not be entitled to vote shares at the Annual Meeting with respect to Proposal 1 without instructions by the beneficial owner of the shares. Beneficial owners of shares held in broker accounts are advised that, if they do not provide instructions to their broker in a timely manner, their shares will not be voted in connection with the election of directors (Proposal 1). Conversely, NYSE Rule 452 permits brokers, on certain routine matters, to exercise their discretion in voting shares they hold in “street name” on behalf of beneficial owners who have not returned voting instructions to the brokers. Routine matters include the ratification of the selection of the independent registered public accountants (Proposal 2).
In instances - such as voting on Proposal 1 at the Annual Meeting - where brokers are prohibited from exercising discretionary authority (so-called “broker non-votes”), the shares for which they have not received voting instructions are counted as present for the purpose of determining whether or not a quorum exists at the Annual Meeting, but are not included in the vote totals. Because broker non-votes are not included in the vote, they are not counted as votes cast “for” or “against” a proposal. Accordingly, assuming the presence of a quorum at the Annual Meeting, abstentions and broker non-votes will have no effect on the election of any nominee for director under Proposal 1, so long as such nominee receives any affirmative votes. Broker non-votes do not occur on "routine" matters such as Proposal 2, but abstentions also will have no effect on the ratification of the selection of the independent registered public accountants under Proposal 2.
Revoking a Proxy; Voting at the Annual Meeting
You may revoke your proxy at any time by: (i) sending prior to the Annual Meeting a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106; (ii) properly executing and sending, prior to the Annual Meeting, a later dated proxy; or (iii) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.
Attendance at the Annual Meeting will not cause your previously signed proxy to be revoked unless you specifically so request. Please note that if your shares are held of record in the name of a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from the holder of record. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.
Expenses and Solicitation of Proxies
The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs in connection with the initial solicitation and voting of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the Annual Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile, e-mail or personal interview by representatives of the Company, by the Company's external manager, Corridor InfraTrust Management, LLC ("Corridor"), by the Company’s transfer agent, by brokers or their representatives. The Company will not pay any representatives of the Company or Corridor any additional compensation for their efforts to supplement proxy solicitation.

PROPOSAL ONE
Election of Directors
The Board of Directors of the Company unanimously nominated Charles E. Heath and David J. Schulte following a recommendation by the Corporate Governance Committee of the Company, for election as directors at the Annual Meeting. Mr. Heath, who is being nominated for re-election, is one of the Company's four independent directors and his present term expires in 2015. Mr. Heath currently serves as Chairman of the Company's Corporate Governance Committee and as a member of the Company's Investment Committee and Executive Committee. Mr. Schulte, who is being nominated for re-election, is the Company's President and Chief Executive Officer as well as director and his present term expires in 2015. Mr. Schulte currently serves as a member of the Company's Investment Committee and Executive Committee. Each of Mr. Heath and Mr. Schulte has consented to be named in this proxy statement and has agreed to serve if elected. The Company has no reason to believe that Mr. Heath or Mr. Schulte will be unavailable to serve.
The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Heath and Mr. Schulte as directors of the Company. Currently, the Company has six directors, four of whom (the “Independent Directors”) are “independent” as defined under the New York Stock Exchange listing standards. In accordance with the Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size. The current terms of the directors of the different classes are staggered. The terms of Richard C. Green and Catherine A. Lewis expire on the date of the 2016 annual meeting of stockholders, and the terms of Conrad S. Ciccotello and Barrett Brady expire on the date of the 2017 annual meeting of stockholders.
The Board of Directors has nominated each of Mr. Heath and Mr. Schulte for election to a term of service as a director that will expire at the 2018 annual meeting of stockholders, and until his respective successor is duly elected and qualified. If either of Mr. Heath or Mr. Schulte is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company's Board of Directors.
In accordance with the Company’s Bylaws (“Bylaws”), each share of the Company’s Common Stock may be voted for as many individuals as there are directors to be elected. Thus, each common share is entitled to one vote in the election of Mr. Heath and one vote in the election of Mr. Schulte. Stockholders do not have cumulative voting rights.
The following table sets forth each Board member’s name, age and address, position(s) with the Company and length of time served, principal occupation during the past five years, and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 1100 Walnut, Suite 3350, Kansas City, Missouri 64106.

Nominees For Director

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Charles E. Heath[1] (Born 1942; Age 73)	Director of the Company since its inception.	Retired in 1999. Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation from 1989 to 1999; Chartered Financial Analyst (“CFA”) designation since 1974.	Tortoise Funds[2]

David J. Schulte (Born 1961; Age 54)	Director of the Company since December 2011; Chief Executive Officer since inception; President from inception to April 2007 and since June 2012.
Managing Director of Corridor InfraTrust Management, LLC; Managing Director of Tortoise Capital Advisors, L.L.C (“TCA”) since 2002; Chief Executive Officer and President of each of TYG, TYY and TPZ from inception to 2011; Chief Executive Officer of TYN from inception to 2011; Senior Vice President of NTG since 2010, of each of TYG, TYY, TYN and TPZ since 2011 and of TTP since inception; CPA and CFA designation.
None
____________________
1 Independent Director
2 The Tortoise Funds are Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”).

Incumbent Directors Continuing in Office

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Director

Richard C. Green (Born 1954; Age 60)	Chairman of the Board and Director of the Company since December 2011.
Managing Director of Corridor InfraTrust Management, LLC; Chairman of the Company since December 2011; Formerly, Chief Executive Officer of the Calvin Group from 2008 to 2010; Chairman, President and Chief Executive Officer of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business, from 2002 to 2008.
None

Catherine A. Lewis[1] (Born 1952; Age 63)	Director of the Company since July 2013.
Retired in 2012. Formerly, Global Head of Tax for the Energy & Natural Resources Practice, KPMG from 2002 to 2012; Arthur Andersen from 1986 to 2002; Certified Public Accountant ("CPA") designation since 2007.
None

Barrett Brady[1] (Born 1946; Age 68)	Director of the Company since July 2013.
Retired in 2008. Formerly, Senior Vice President, Highwoods Properties, Inc. from 1998 to 2008; President and Chief Executive Officer, J.C. Nichols Company from 1995 to 1998; President and Chief Executive Officer, Dunn Industries, Inc. from 1975 to 1995.
EPR Properties; NASB Financial, Inc.; North American Savings Bank, F.S.B.[2]

Conrad S. Ciccotello[1] (Born 1960; Age 54)	Director of the Company since its inception.
Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Faculty Member, Pennsylvania State University from 1997 to 1999; Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.
Tortoise Funds[3,4]

____________________
1    Independent Directors
2     Mr. Brady serves on the Audit Committee, Compensation Committee, Finance Committee and Nominating/Corporate Governance Committee of the EPR Properties' board; the Audit Committee, Compensation Committee, Nominating Committee and Compliance/Risk Committee of NASB Financial, Inc.'s board; and the Audit Committee of North American Savings Bank, F.S.B's board.

[3]	See footnote 2 in the table under "Nominees for Director" above for information on the Tortoise Funds.
4    Mr. Ciccotello serves on the Audit Committee of the Tortoise Funds' board.

Each director was selected to join the Company’s Board of Directors based upon their character and integrity, and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Schulte and Mr. Green, their status as an Independent Director, and, as appropriate, their service as a director for the Tortoise Funds, and, as to Mr. Schulte and Mr. Green, their roles with Corridor, were an important factor in their selection as a director. No factor was by itself controlling.
In addition to the information provided in the table above, each director possesses the following attributes: Mr. Brady, executive and leadership roles with public real estate companies; Ms. Lewis, executive and leadership experience in public accounting, and tax expertise in the energy sector; Mr. Heath, executive leadership and business experience; Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Schulte, executive and leadership roles with the Tortoise Funds and Corridor; and Mr. Green, executive and leadership roles with public energy companies and Corridor.
Pursuant to the requirements of Section 303A.02(a) of the NYSE Listed Company Manual, our Board of Directors has reviewed whether any director has any relationship with the Company’s independent auditors that would preclude independence under SEC and NYSE rules, or any material relationship with the Company (either directly or as a partner, member, shareholder or officer of an organization that has a relationship with the Company) which could (directly or indirectly) materially impact the ability of such director or nominee to exert his or her independent judgment and analysis as a member of the Board. As a result of this review, the Board affirmatively determined that four of the Company’s six current directors, were independent under the applicable standards of the SEC and NYSE. Mr. Green and Mr. Schulte, our Chairman of the Board and our Chief Executive Officer and President, respectively, were not deemed independent. In making the independence determinations with respect to the other four directors, the Board considered the fact that Mr. Ciccotello and Mr. Heath are each directors of the Tortoise Funds, as described above. The Company is externally managed by Corridor, an affiliate of Tortoise Capital Advisors, L.L.C. (“TCA”), a registered investment adviser with approximately $17.5 billion of assets under management in the U.S. energy infrastructure sector as of February 28, 2015. TCA also provides investment advisory and management services to the Tortoise Funds, and our Board of Directors does not believe that such relationship interferes in any way with the independence of Mr. Ciccotello and Mr. Heath as directors of the Company.
Mr. Green serves as Chairman of the Board of Directors. The appointment of Mr. Green as Chairman reflects the Board of Directors' belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Directors with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the four directors who are Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Company’s management. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of the Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers
The preceding table and text gives more information about Mr. Green, the Chairman of the Board of the Company and Mr. Schulte, the Chief Executive Officer of the Company. The following table sets forth our other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; and other public company directorships held by such officer. Unless otherwise indicated, the address of each officer is 1100 Walnut, Suite 3350, Kansas City, Missouri 64106. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Other Public Company Directorships Held by Officer

Rebecca M. Sandring (Born 1961; Age 53)	Treasurer of the Company since December 2011 and Secretary and Chief Accounting Officer since June 2012.	Principal of Corridor InfraTrust Management, LLC; Vice President of The Calvin Group from 2008 to 2010; Director of Finance for Aquila, Inc. from 2004 to 2008.	None
Information About Other Senior Officers
Set forth below is information with respect to those individuals serving as senior officers of the Company, in addition to our directors and executive officers, as of April 6, 2015:

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years

Jeffrey E. Fulmer (Born 1961; Age 53)	Senior Vice President of the Company since April 2014.	Senior Director of Corridor InfraTrust Management, LLC since April 2013; Senior Advisor of Tortoise Capital Advisors 2007 to 2013.
Michael G. Jonagan (Born 1961; Age 54)	Senior Vice President of the Company since April 2014.	Senior Director of Corridor InfraTrust Management, LLC since April 2013; unemployed from January 2013 to April 2013; Vice President CIS of AES Corporation from 2004 to 2012.

Board of Directors Meetings and Committees

Our Board of Directors has established four standing committees: (i) the Executive Committee; (ii) the Audit Committee; (iii) the Corporate Governance Committee; and (iv) the Investment Committee, as described in more detail below.

The Executive Committee

Members: Richard C. Green (Chair)Conrad S. Ciccotello Charles E. Heath David J. Schulte 2014 Committee Actions: 2 meetings
The Company’s Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board of Directors in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. The Executive Committee may also exercise the powers of the Board as delegated pursuant to the Company's Bylaws, which includes the pricing of its equity offerings from time to time. In the absence of any member of the Executive Committee, the remaining members are authorized to act alone.

The Audit Committee

Members: Conrad S. Ciccotello (Chair) Barrett Brady Catherine A. Lewis 2014 Committee Actions: 6 meetings Governing Document: Audit Committee Charter, as amended effective May 7, 2012
The Company’s Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) assists with implementation of the Company’s valuation procedures; and (vi) responds to other matters as outlined in the Committee’s Charter.
The Board of Directors has determined that each member of the Audit Committee is “financially literate” and is “independent” as defined under the applicable New York Stock Exchange listing standards. The Board of Directors has determined that Conrad S. Ciccotello is an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

The Corporate Governance Committee

Members: Charles E. Heath (Chair) Barrett Brady Conrad S. Ciccotello

2014 Committee Actions: 3 meetings

Governing Document: Corporate Governance Committee Charter, as amended effective February 26, 2014

The Corporate Governance Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures; (iv) evaluates and makes recommendations to the Board regarding director compensation; (v) oversees the evaluation of the Board and management; (vi) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (vii) may not delegate its authority.
The Corporate Governance Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Corporate Governance Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2015 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Company’s Bylaws require all directors and nominees for directors, at the time of their nomination (i) to be at least 21, but less than 75, years of age and have substantial expertise, experience or relationships relevant to the business of the Company or (ii) to be a current director of the Company who has not reached 75 years of age. The Corporate Governance Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Corporate Governance Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.
The Board of Directors has determined that each member of the Corporate Governance Committee is “independent” as defined under the applicable New York Stock Exchange listing standards. On August 7, 2013, the Nominating, Corporate Governance and Compensation Committee was renamed the Corporate Governance Committee. In 2013, the Board of Directors authorized the elimination of the Compliance Committee in order to streamline committee responsibilities due to the overlap between the prior Compliance Committee charter and the prior Corporate Governance Committee charter. The Corporate Governance Committee has assumed all responsibilities previously held by the Compliance Committee, including: the review and assessment of management’s compliance with applicable securities laws, rules and regulations; monitoring compliance with the Company’s Code of Ethics and Business Conduct; and handling other matters as the Board of Directors or committee chair deems appropriate.

The Investment Committee

Members: David J. Schulte (Chair) Barrett Brady Conrad S. Ciccotello Richard C. Green Charles E. Heath Catherine A. Lewis 2014 Committee Actions: 10 meetings
The Company’s Investment Committee is responsible for providing oversight and approval relating to the acquisition and long-term management of real property assets meeting applicable criteria, in accordance with the Company's investment guidelines and procedures.

Copies of each of the committee charter documents referenced above, as approved and adopted by the Board of Directors, are available on the Company’s website, http://corenergy.corridortrust.com, and in print to any stockholder by written request directed to the Secretary of the Company at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106.

The Company’s Board of Directors met twelve times during 2014. Each director attended more than 75% of the aggregate of (i) the total number of Board meetings and (ii) the total number of meetings of Board committees on which the director served at the time during 2014. The Company does not have a policy with respect to Board member attendance at annual meetings. All of the directors of the Company attended the Company’s 2014 annual meeting.

Risk Management. The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its operations and activities, the Board of Directors, as part of its risk oversight efforts, will meet at its regular meetings and as needed with Corridor’s management to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Executive Sessions; Communicating With the Board. The Company has designated Mr. Heath as the presiding director to preside at all executive sessions of the Company’s non-management directors. Executive sessions of the Company’s non-management directors are held at least twice a year. Stockholders and any interested parties may communicate directly with Mr. Heath, or with the non-management directors as a group, by writing to the Secretary of the Company at its principal office at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106.

Director Compensation Table
As we are externally managed by Corridor, we have no employees at the corporate level, and we do not compensate Mr. Green or Mr. Schulte for their service as directors. Each of our officers is an employee of Corridor or one of its affiliates. Corridor is not obligated to dedicate certain of its employees exclusively to us, nor are it or its employees obligated to dedicate any specific portion of its or their time to our business. As described below under the heading “Certain Relationships and Related Party Transactions,” we pay a management fee and certain other fees to Corridor, which it uses in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us.
The following table sets forth certain information with respect to the compensation paid by the Company to each of our independent directors for their services as a director during fiscal 2014. The Company does not have any retirement or pension plans, except for the Roth 401(k) plan for the employees of its subsidiary Omega Pipeline, LLC and 401(k) plan for the employees of its subsidiary MoGas Pipeline, LLC.

Name of Person	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(2)	Total ($)
Barrett Brady	43,500	7,500	51,000
Conrad S. Ciccotello	52,500	7,500	60,000
Charles E. Heath	47,500	7,500	55,000
Catherine A. Lewis	45,500	7,500	53,000
____________________

(1)	No amounts have been deferred for any of the persons listed in the table.

(2)
By unanimous written consent of the Board of Directors, the stock retainers due on April 1 and July 1, 2014 were deferred to October 1, 2014 and January 1, 2015, and the April 1 and July 1, 2014 retainers were instead paid in cash. Accordingly, (i) 1,006.7114 shares of restricted stock were granted under the Director Compensation Plan, as amended, to each independent director on October 1, 2014, having a grant date value of $7.45, which was the closing price of one share of common stock as reported on the NYSE on the date of the grant and (ii) 1,121.0762 shares of restricted stock were granted on January 2, 2015, having a grant date value of $6.69, which was the closing price of one share of common stock as reported on the NYSE on the date of the grant.

Pursuant to the Director Compensation Plan, as amended, which was approved by stockholders last year, each Independent Director receives from us an annual cash retainer of $15,000 and an annual stock retainer of $15,000 for each fiscal year. In addition to the retainers set forth, each compensated director receives a fee of $1,000 for each committee meeting or Board meeting in which he or she participates. The Chairman of the Audit Committee receives an additional annual retainer of $5,000. The Lead Director and each other committee chairman receives an additional annual retainer of $1,000. The Independent Directors are also reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.
Required Vote
Mr. Heath and Mr. Schulte will be elected by the vote of a plurality of the votes cast by the holders of all shares of Common Stock of the Company present at the meeting, in person or by proxy. When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected. Therefore, withheld votes and broker non-votes, if any, will not be counted towards a nominee’s achievement of a plurality. Each common share is entitled to one vote in the election of Mr. Heath and one vote in the election of Mr. Schulte.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends stockholders of the Company vote “FOR” Mr. Heath and Mr. Schulte as directors.

PROPOSAL TWO
Ratification of Selection of
Independent Registered Public Accounting Firm
The Board of Directors of the Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm, to audit the accounts of the Company for the fiscal year ending December 31, 2015. E&Y’s selection was approved by the Company’s Audit Committee and was also ratified and approved by the Board of Directors of the Company, including all of the Independent Directors.
E&Y has audited the financial statements of the Company since the Company’s commencement of operations on December 8, 2005, and does not have any direct financial interest or any material indirect financial interest in the Company. A representative of E&Y is expected to be available at the Annual Meeting, to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Company’s Audit Committee intends to meet twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.
Required Vote
E&Y will be ratified as the Company’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of Common Stock. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.
BOARD RECOMMENDATION
The Board of Directors of the Company unanimously recommends that stockholders of the Company vote “FOR” the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

AUDIT COMMITTEE REPORT
The Audit Committee of the Company reviews the Company’s annual financial statements with both management and the Company’s independent auditors and assists with implementation of the Company’s valuation procedures.
The Audit Committee of the Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2014 with management of the Company. Management of the Company has represented to the independent auditors of the Company and to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.
The Audit Committee has also discussed with the independent auditors of the Company the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The independent auditors of the Company provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with representatives of the independent auditors of the Company their firm’s independence with respect to the Company.
Based on the Audit Committee’s review and discussions with management and the independent auditors referred to above, and the representations of management and the reports of the independent auditors to the committee, the Audit Committee recommended that the Board include the audited financial statements of the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

The Audit Committee of the Company

Conrad S. Ciccotello (Chairman)
Barrett Brady
Catherine A. Lewis

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
As described above, the Company’s Corporate Governance Committee, consisting of Charles E. Heath (Chair), Barrett Brady and Conrad S. Ciccotello, oversees the compensation of our Independent Directors. We do not compensate our non-independent directors or any of our other officers, and as we are externally managed, we have no employees at the corporate level.
None of the members of the Company’s Corporate Governance Committee are or have been officers or employees of the Company or any of its subsidiaries. During the Company’s last completed fiscal year: (i) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served on the Corporate Governance Committee; (ii) no executive officer of the Company served as a director of another entity, one of whose executive officers served on the Corporate Governance Committee; and (iii) no executive officer of the Company served as a member of the compensation committee (or equivalent) of another entity, one of whose executive officers served as a director of the Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Company’s Audit Committee selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending December 31, 2015, and the Board of Directors has recommended that the Company's stockholders ratify such selection pursuant to Proposal 2. E&Y is registered with the Public Company Accounting Oversight Board.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES
         The following table sets forth the approximate amounts of the aggregate fees billed to the Company by E&Y for the fiscal years ended December 31, 2013 and December 31, 2014, respectively:

	2013	2014
Audit Fees[1]	$610,845	$702,020
Audit-Related Fees	$140,681	$183,500
Tax Fees[2]	$441,750	$505,800
All Other Fees	—	—
Aggregate Non-Audit Fees[3]	$582,431	$689,300

____________________

(1)
For professional services rendered auditing the Company’s annual financial statements, reviewing interim financial statements, and reviewing the Company’s statutory and regulatory filings with the SEC. The audit fees for December 31, 2013 and December 31, 2014 are based on amounts billed and expected to be billed by E&Y.

(2)	For professional services rendered to the Company for tax compliance, tax advice and tax planning.

(3)	Note: Aggregate Non-Audit Fees represent the sum of tax fees and audit-related fees for each respective year.
The Audit Committee of the Company has adopted pre-approval polices and procedures, most recently updated as of March 10, 2014. Under these policies and procedures, the Audit Committee of the Company pre-approves: (i) the selection of the Company’s independent registered public accounting firm; (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company; (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company’s manager or advisor or any entity controlling, controlled by, or under common control with the Company’s manager or advisor that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the Audit Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the Company’s adoption of these policies and procedures, the Audit Committee of the Company has pre-approved all audit and non-audit services provided to the Company by E&Y. None of these services provided by E&Y were approved by the Audit Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.
In addition to the aggregate fees billed to the Company by E&Y detailed in the preceding table, TCA and Corridor paid E&Y $70,500 and $0, respectively in 2013 and $130,100 and $0, respectively, in 2014 for tax and other non-audit services. These tax and other non-audit services were not required to be pre-approved by the Company’s Audit Committee. No entity controlling, controlled by, or under common control with Corridor that provides ongoing services to the Company, has paid to, or been billed for fees by, E&Y for non-audit services rendered to Corridor or such entity during the Company’s last two fiscal years.
The Audit Committee has considered whether E&Y’s provision of services (other than audit services) to the Company, Corridor or any entity controlling, controlled by, or under common control with Corridor that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.
OTHER MATTERS
         The Board of Directors of the Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
At April 6, 2015, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the number of shares of Common Stock of the Company listed in the table below (or percentage of outstanding shares). Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.

Directors and Officers	Number of Shares	Percent of Class(1)
Independent Directors
Barrett Brady(2)	15,705.3736	*
Conrad S. Ciccotello(3)	11,529.8836	*
Charles E. Heath(4)	12,205.3736	*
Catherine A. Lewis(5)	13,205.3736	*
Executive Directors and Additional Executive Officers
Richard C. Green	84,216.0000	*
David J. Schulte(6)	87,790.5531	*
Rebecca M. Sandring(7)	9,755.0000	*
Directors and Officers as a Group (7 Total)	234,407.5575	*
______________
*Indicates less than 1%.

(1)	Based on 46,623,992 shares outstanding as of April 6, 2015.

(2)
Includes (i) 12,500 shares held in the Barrett Brady Trust UTA dtd 6/29/2009 of which Mr. Brady is a trustee and (ii) 3,205.373 shares of restricted stock received under the Director Compensation Plan.

(3)	Includes (i) shares acquired in 2012 jointly with his wife and (iii) 3,205.373 shares of restricted stock received under the Director Compensation Plan.

(4)
Includes (i) 6,500 shares held in the Charles E. Heath Trust #1 U/A dtd 2/1/92 of which Mr. Heath is a trustee; (ii) 2,500 held in his individual retirement account; and (iii) 3,205.373 shares of restricted stock received under the Director Compensation Plan.

(5)
Includes (i) 10,000 shares held in the Catherine A. Lewis Trust U/A dtd 7/11/2013 of which Ms. Lewis is a trustee and (ii) 3,205.373 shares of restricted stock received under the Director Compensation Plan.

(6)
Includes (i) 1,500 shares held jointly with his wife; (ii) 2,200 shares held in accounts for spouse’s children for which she is the custodian and for which Mr. Schulte disclaims beneficial ownership; and (iii) an aggregate of 57,556 shares held in three trusts for the benefit of Mr. Schulte's children, for which he serves as trustee.

(7)	Includes 975 shares held indirectly by her daughter.
As of April 6, 2015, there are no persons known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to it, the Company believes that its directors and officers have complied with all applicable Section 16(a) filing requirements during the last fiscal year and prior years, except for the following late filings for the following reporting persons: Charles E. Heath (1 report covering 2 transactions), David J. Schulte (3 reports covering 5 transactions), Rebecca M. Sandring (2 reports covering 2 transactions) and Richard C. Green (2 reports covering 2 transactions).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.
The Company is managed by Corridor, an asset manager specializing in financing the acquisition or development of infrastructure real property assets. Corridor assists the Company in identifying infrastructure real property asset investments that can be leased to businesses that make goods, provide services or own assets other than securities, which business we refer to herein as “operating companies” and is generally responsible for the Company’s day-to-day operations. TCA, an SEC registered investment adviser, provides the Company certain securities focused investment services necessary to evaluate, monitor and liquidate our remaining securities portfolio. Corridor compensates TCA for providing securities focused services to the Company.
Corridor is located at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106. Corridor is an affiliate of TCA.
Pursuant to the Management Agreement with Corridor, effective July 1, 2013, as amended effective January 1, 2014, the Company pays Corridor quarterly a base management fee equal to 0.25% (1.00% annualized) of the average monthly Managed Assets for such quarter, calculated and paid in arrears within 30 days of the end of each fiscal quarter. The term “Managed Assets” as used in the calculation of the management fee means all securities and real property assets (including any securities or real property assets purchased with or attributable to borrowed funds) minus accrued liabilities other than (1) deferred taxes and (2) debt entered into for the purpose of leverage. Accrued liabilities are expenses incurred in the normal course of operations. For purposes of the definition of Managed Assets, “securities” includes the securities portfolio, valued at then current market value. For purposes of the definition of Managed Assets, “real property assets” includes assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and acquisition costs that may be allocated to intangibles or are unallocated), valued at the aggregate historical cost, before reserves for depreciation, amortization, impairment charges, bad debts or other similar noncash reserves. The base management fee for any partial quarter will be appropriately prorated.
The Company also pays Corridor quarterly an incentive fee pursuant to the Management Agreement of 10% of the increase in distributions paid over a threshold distribution equal to $0.125 per share per quarter, calculated and paid in arrears within 30 days of the end of each fiscal quarter. No incentive fee shall be paid on (i) any dividend paid after the Board of Directors has determined to liquidate the Company, or (ii) all or any portion of any dividend expected by the Board of Directors not to be sustainable in subsequent quarters. The incentive fee for any partial quarter will be appropriately prorated. At least half of any incentive fee paid to Corridor must be reinvested by Corridor in the Company’s Common Stock. During the fiscal year ended December 31, 2014, the Company paid Corridor fees totaling $3,467,600 pursuant to the Management Agreement.
Under an Administrative Agreement, Corridor, as our administrator, performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services. For these services we pay our administrator a fee equal to 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand. The Company paid Corridor total fees of $134,335 pursuant to the Administrative Agreement during the fiscal year ended December 31, 2014.

STOCKHOLDER COMMUNICATIONS
Stockholders are able to send communications to the Board of Directors of the Company or to a particular director. Communications should be addressed to the Secretary of the Company at its principal office at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106. The Secretary will forward any communications received directly to the Board of Directors or the particular director, as applicable.
CODE OF ETHICS AND BUSINESS CONDUCT, OFFICERS CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY
     The Company has adopted a code of ethics and business conduct, a code of ethics which applies to the Company’s principal executive officer and principal financial officer and a corporate governance policy. Each is available on the Company’s website http://corenergy.corridortrust.com or in print to any stockholder who requests it from the Secretary of the Company at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106.
AVAILABILITY OF ANNUAL REPORT
The Company’s Annual Report includes its Annual Report on Form 10-K for the year ended December 31, 2014 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of the Company’s Common Stock entitled to vote at the Annual Meeting of Stockholders. Such written request should be directed to the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).
HOUSEHOLDING OF PROXY MATERIALS
If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Annual Report and this proxy statement to your address. However, even if your broker has sent only one copy of these proxy materials, you should receive a proxy card for each stockholder in your household. If you wish to revoke your consent to householding, or to request householding if you are receiving multiple copies of our proxy statement and annual report, you must contact your broker, bank or other nominee.
If you did not receive an individual copy of this proxy statement or our Annual Report, you can obtain a copy by contacting the Company’s Secretary, CorEnergy Infrastructure Trust, Inc., 1100 Walnut, Suite 3350, Kansas City, Missouri 64106, (877)-669-CORR (2677).

STOCKHOLDER PROPOSALS AND
NOMINATIONS FOR THE 2016 ANNUAL MEETING
Method for Including Proposals in the Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in the Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106, not later than 5:00 p.m., Central Time on December 19, 2015. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.
Other Proposals and Nominations. If you want to nominate a director or have other business considered at the Company’s next annual meeting of stockholders but do not want those items included in its proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106, at least 120 days (e.g., 5:00 P.M. Central Time on December 19, 2015), but no more than 150 days (e.g., 5:00 P.M. Central Time on November 19, 2015), prior to the anniversary of the date of mailing for the Notice of this year's Annual Meeting (April 17, 2015); however, if we hold our 2016 Annual Meeting more than 30 days before or after such anniversary date, we must receive the notice not earlier than the 150th day prior to the annual meeting date, and not later than the 120th day prior to the annual meeting date or the tenth day following the date on which we first publicly announce the date of the 2016 Annual Meeting, whichever occurs later. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 877-699-CORR (2677) or by writing the Secretary of the Company at 1100 Walnut, Suite 3350, Kansas City, Missouri 64106. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.
A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Rebecca M. Sandring Secretary
April 17, 2015

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 19, 2015.

Vote by Internet
• go to www.investorvote.com/CORR

[QR Code]	• Or scan the QR code with your smartphone
• Follow the steps outlined on the secured website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA,
• US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in ☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
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A	Proposals - The Board of Directors recommends a vote FOR all nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Charles E. Heath	☐	☐	02 - David J. Schulte	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accountants for the Company’s fiscal year ending December 31, 2015.	☐	☐	☐

B	Non-Voting Items

Change of Address - Please print new address below.     Comments - Please print your comments below.    Meeting Attendance ☐

Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) - Please print date below.    Signature 1 - Please keep signature within the box.    Signature 2 - Please keep signature within the box.

/ /

2015 Annual Meeting of
CorEnergy Infrastructure Trust, Inc. Shareholders
Tuesday, May 19, 2015, 10:00 a.m. Local Time
The Marquise Room, 4th Floor
1100 Walnut Street, Kansas City, MO 64106

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
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Proxy - CorEnergy Infrastructure Trust, Inc.

Notice of 2015 Annual Meeting Of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting - May 19, 2015

David J. Schulte or Richard C. Green, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of CorEnergy Infrastructure Trust, Inc. to be held on May 19, 2015 or at any adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1 and 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)